Exhibit 99.2
 7/19/2017  Second Quarter 2017Earnings Conference Call

 Important Cautionary Statement About Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements that we may make include statements regarding balance sheet and revenue growth, the provision for loans losses, loan growth expectations, management’s predictions about charge-offs for loans, including energy-related credits, the impact of changes in oil and gas prices on our energy portfolio, and the downstream impact on businesses that support the energy sector, especially in the Gulf Coast region, the impact of the First NBC transactions on our performance and financial condition, including our ability to successfully integrate the business, deposit trends, credit quality trends, net interest margin trends, future expense levels, success of revenue-generating initiatives, projected tax rates, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts such as accretion levels, and the financial impact of regulatory requirements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other periodic reports that we file with the SEC.

Corporate Profile (as of June 30, 2017)

- $26.6 billion in Total Assets
- $18.5 billion in Total Loans
- $21.4 billion in Total Deposits
- Tangible Common Equity (TCE) 7.65%
- Nearly 200 banking locations and 262 ATMs across our footprint
- Approximately 4,200 employees corporate-wide
- Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc. for 111 consecutive quarters
- Earned top customer service marks with Greenwich Excellence Awards
- Moody's long-term issuer rating: Baa3
- S&P long-term issuer rating: BBB



MONTGOMERY
LAKE CHARLES
PENSACOLA
PANAMA CITY
10

Hancock Holding Company

 (compared to first quarter 2017)  Second Quarter 2017 Highlights   Includes a full quarter impact from the FNBC I transaction (March 10, 2017) and a partial quarter’s impact from the FNBC II transaction (April 28, 2017)(see slides 24 and 25 for specifics on each transaction)Reached an agreement with the FDIC to terminate the 2009 loss share agreements for the Peoples First acquisition; expenses include a $6.6 million ($.05 per share) write-down of the indemnification assetReported earnings increased $3.3 million, or 7%Loans increased $269 million and deposits increased $1.5 billion linked-quarterAcquired approximately $1.6 billion of deposits and approximately $160 million in loans in the FNBC II transactionEnergy loans declined $59 million and comprise 6.7% of total loans, down from 7.1%; allowance for the energy portfolio totals $83.4 million, or 6.8% of energy loans Core pre-provision net revenue (PPNR) of $101.6 million, up $8.3 million or 9% Net interest margin (NIM) of 3.43% up 6 basis points (bps)Tangible common equity (TCE) ratio down 29 bps to 7.65%, mainly related to growth in assets and the addition of $44 million of intangible assets related to the FNBC II transaction  ** Efficiency Ratio is noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.  *See slides 26-29 for non-GAAP reconciliations

 Second Quarter EPS Highlights (includes a non-GAAP measure)  Assumes a 35% tax rate

Termination of Loss Share Agreements

- In December 2009 the company acquired Peoples First Community Bank in Panama City, FL under loss-sharing agreements with the FDIC
- The non-single family portion of the agreement expired after 5 years and the single family portion would have expired after 10 years
- Hancock reached an agreement with the FDIC to terminate the remaining portion of the loss share agreements (impact reflected in second quarter 2017)
- In the second quarter of 2017 the company wrote down the indemnification asset (IA) by $6.6 million to $3.2 million
- Quarterly amortization of IA (contra to fee income) will be eliminated beginning in the third quarter of 2017; IA amortization was $1.3 million in the second quarter of 2017
- The remaining loan balances covered under the agreement totaled $154 million at June 30, 2017, with a reserve totaling $15 million
- The termination agreement states that the FDIC will no longer share in any losses or recoveries for the loans assumed in the original transaction

Hancock Holding Company

   2Q17 vs. 2Q16 growth in core PPNR +19%  $s in millions  Core Pre-Provision Net Revenue (PPNR) Continues to Grow  See slide 27 for non-GAAP reconciliation  2Q17 vs. 1Q17 growth in core PPNR +9%

 Well-Diversified Loan Portfolio  Loans totaled $18.5 billion at quarter-end, an increase of $269 million, or 1.5%, linked-quarterNet loan growth during the quarter was diversified across the footprint and also in areas identified as part of the company’s revenue-generating initiatives (mortgage, equipment finance)Reflects $59 million net decrease in energy-related loansIncludes approximately $160 million of mainly performing single family residential mortgages from the FNBC II transaction  $s in millions

 Energy Portfolio Overview  Energy loans totaled $1.2 billion, or 6.7% of total loans, down $59 million linked-quarter and down $250 million from a year agoLinked-quarter change reflects $134 million in net reductions, offset by $75 million in net increases

 Energy Portfolio Overview (cont’d)  Net decrease in outstandings of $59 million linked-quarter and a $12 million decrease in total commitments$25 million linked-quarter decrease in upstream outstandings and a $13 million increase in total commitments $15 million linked-quarter decrease in midstream sector outstandings and a $14 million decrease in total commitments$19 million linked-quarter decrease in support sector outstandings and a $44 million reduction in total commitments$33 million linked-quarter increase in downstream sector total commitmentsReduction in nonaccrual energy loans of $27 million, or 18%Increase in accruing energy TDRs of $45 million linked-quarter  *Includes accrual and nonaccrual loans

 Energy Allowance and Category Trends  Management continues to estimate that charge-offs from energy-related credits could approximate $65-$95 million over the duration of the cycleCharge-offs to-date for current energy cycle (Nov ‘14 – March ‘17) total $65 million; no energy charge-offs in 2Q17Reflects continued expectation of a lag in recovery for support services credits

 Asset Quality Measures Reflect Impact Of Energy Cycle  NPA ratio 1.88%, up 9 bps linked-quarter Nonperforming assets totaled $347 million, up $19.7 million from March 31, 2017Nonperforming energy loans totaled $208 million at June 30, 2017, up $14 million from last quarterProvision for loan losses was $15.0 million, down $1 million from 1Q17Non-PCI net charge-offs totaled $6.0 million, or 13 bps, down from $29.9 million, or 70 bps, in 1Q17Criticized commercial loans totaled $1.2 billion at June 30, 2017, down $36 million from 1Q17Criticized energy loans totaled $687 million at June 30, 2017, down $50 million linked-quarter

 Adequate Reserve Coverage  The allowance for loan losses (ALLL) was $221.9 million (1.20%) up $8 million from $213.6 million (1.17%) linked-quarterNo ALLL on FNBC portion of the portfolio; FNBC portfolios adjusted for the loan marksThe allowance maintained on the non-PCI portion of the loan portfolio increased $9.2 million linked-quarter, totaling $206.7 million, while the allowance on the FDIC acquired loan portfolio decreased $0.9 millionALLL for energy credits was $83.4 million, or 6.8%, at June 30, 2017, compared to $83.7 million, or 6.5% at March 31, 2017 The nonenergy ALLL is $138.5 million, or 0.80%, of the nonenergy loan portfolio as of June 30, 2017, up slightly from March 31, 2017

Securities Portfolio

- Portfolio totaled $5.7 billion, up $668 million, or 13%, linked-quarter
  - Reinvested approximately $220 million in acquired FNBC II securities portfolio, and invested a portion of the excess liquidity from the transaction, towards the end of the second quarter
- Yield 2.52%, unchanged linked-quarter
- Unrealized net loss of $30.4 million on AFS
- 50% HTM, 50% AFS
- Duration 4.84 years compared to 5.00 years at 3-31-17
- Premium amortization up $0.3 million linked-quarter
- Balance sheet is asset sensitive over a 2 year period to rising interest rates under various shock scenarios
- IRR modeling is based on conservative assumptions
  - Flat balance sheet
  - Loan portfolio 52% variable
    - 56% of variable loans are LIBOR-based
      - 93% of the LIBOR loans are tied to 1mo L
      - 7% of the LIBOR loans are tied to 3mo L
    - Approximately 1/3 tied to Wall Street Journal Prime
  - Modeled lag in deposit rate increases
  - Conservative % DDA attrition for certain increases in rates
- No energy-related securities in the portfolio


Securities Portfolio Mix
6/30/17
U.S. Agencies and other
$129
2%
CMO
$1,406
25%
MBS
$3,182
56%
Munis
$981
17%


IRR Scenarios
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2.9%
3.6%
5.1%
5.9%
6.9%
7.6%
8.3%
8.5%
+100 shock
+200 shock
+300 shock
+400 shock
Year 1
Year 2

Hancock Holding Company

 Solid Levels Of Core Deposit Funding  Total deposits $21.4 billion, up $1.5 billion, or 8% linked-quarter; the increase is mainly related to the deposits acquired in the FNBC II transactionNoninterest-bearing demand deposits (DDA) increased $166 millionInterest-bearing transaction and savings deposits increased $1.2 billionTime deposits increased $174 million Public fund deposits decreased $58 millionFunding mix remained strongDDA comprised 37% of total period-end depositsCost of funds up 7 bps to 44 bps

 Continued NIM Expansion    Reported net interest margin (NIM) 3.43%, up 6 bps linked-quarter Loan yield +20 bpsReflects full quarter impact from FNBC I loan portfolio and full quarter impact of March rate increaseYield on bond portfolio unchangedReinvested approximately $220 million of FNBC II securities portfolio and invested a portion of the excess liquidity from FNBC II transaction during the second quarter; expect full quarter impact in the third quarter of 2017Cost of funds +7 bpsReflects addition of approximately $1.6 billion in FNBC II deposits at just under 1%During the quarter the company used excess liquidity from the FNBC II transaction to pay down approximately $800 million of FHLB debt

 Focus On Growing Core Noninterest Income Across Business Lines  Noninterest income, including securities transactions, totaled $67.5 million, up $4.0 million, or 6%, linked-quarterAmortization of the indemnification asset for FDIC covered loans totaled $1.3 million, compared to $1.1 million in the first quarter; the amortization is a reduction to noninterest income and is a result of a lower level of expected future losses on covered loansThis item will be eliminated beginning in the third quarter of 2017 as a result of the termination of the company’s loss share agreement with the FDICThe first quarter of 2017 included a $4.4 million gain on sale of selected Hancock Horizon FundsExcluding the items noted above, noninterest income totaled $68.8 million, up $8.6 million, or 14%, linked-quarter

Remain Focused On Expense Control

- Noninterest expenses totaled $183.5 million in 2Q17, up $19.9 million, or 12%, linked quarter; includes $10.6 million of nonoperating expenses (termination of loss share agreement and merger costs)
- Operating expense (noninterest expense excluding nonoperating items) totaled $172.9 million, up $15.8 million or 10%
    - Personnel expense totaled $96.2 million, up $7.2 million, or 8%, linked-quarter, mainly up due to annual merit increase, higher incentive payments and additional personnel hired from the FNBC transactions
    - Occupancy and equipment totaled $16.8 million, up $2.3 million, or 16% linked-quarter related to operating the newer branches acquired in the FNBC I transaction
    - Amortization of intangibles totaled $5.8 million for the second quarter of 2017, up $1.1 million or 22% linked-quarter.
    - Net gains on ORE dispositions exceeded ORE expense by $1.0 million compared to $13 thousand in 1Q17; management does not expect this level of ORE expense to be sustainable in future quarters
    - Other operating expense (excluding ORE) totaled $55.1 million in the second quarter of 2017, up $6.2 million, or 13%, from the first quarter of 2017; increase is partly related to the permanent expenses associated with the FNBC transactions

Operating Expense Mix 2Q17
$s in millions



Other
$55.1
32%
Amortization of intangibles
$5.8
3%
Equipment
$3.8
2%
Occupancy
$13.0
8%
Personnel
$96.2
55%



$s in millions
$200
$190
$180
$170
$160
$150
$140
$130
$120
$157.1
$6.7
$4.6
$1.0
$3.5
$172.9
1Q17 Operating Expense
FNBC Non-permanent Expenses
FNBC Permanent Expenses
Annual merit increases
Other Operating Expense
2Q17 Operating Expense

Hancock Holding Company

 TCE ratio 7.65%, down 29 bps linked-quarterTangible asset growth -35 bpsIntangibles -18 bpsTangible net retained earnings +16 bpsOCI +6 bpsStock issuance & other +2 bpsWill continue to manage capital in the best interests of the Company and our shareholders   Managing Our Capital…  (e) estimated

 Acquired approximately $2.6 billion in assets and liabilities in two transactions related to FNBC for $77 million transaction premium In-market, low-risk transactionsConsolidated 10 overlapping branches in FNBC IClosing 25 of 29 overlapping branches in FNBC IIExpect significant consolidation of the acquired back office and branches in FNBC IIFunding loans from FNBC I with deposits from FNBC IIExpect 2018 annual E.P.S. to approximate $.56 per share (for FNBC I & II combined)  …With Financially Compelling Investments  See slides 24 and 25 for information on FNBC I & II

 Near-Term Outlook

 Long-Term Outlook   Working to achieve objectives no later than 4Q18, if not soonerFNBC I & II help increase the potential for early achievement of long-term objectives  2017/18 Corporate Strategic Objectives (CSOs)   Efficiency Ratio is noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.

 Appendix/Non-GAAP Reconciliations

 FNBC I (Transaction with FNBC) Summary  Signed an agreement on December 30, 2016 to purchase certain assets and liabilities, including 9 branches, from FNBC; the transaction closed on March 10, 2017Purchased select loans, 9 FNBC branches, including associated transaction and savings deposits and PP&E, and FHLB borrowings:Approximately $1.2 billion diversified and performing loan portfolio with a 5.28% average yield9 branches in the Greater New Orleans region, including 7 in the New Orleans MSAConsolidated 10 overlapping branchesApproximately $400 million in deposits at average cost of 0.95%Approximately $600 million in FHLB borrowings at average cost of 1.11%Paid a premium of just under $42 million to FNBCTransferred approximately $320 million in cash Premium is related to the earnings stream acquired

FNBC II (FDIC transaction) Summary

- On April 28, 2017 the Louisiana Office of Financial Institutions (OFI) closed First NBC Bank and appointed the FDIC as receiver
- Whitney Bank signed an agreement with the FDIC to acquire/assume certain assets and liabilities of First NBC Bank
  - Approximately $1.6 billion in deposits at average cost of 0.92%
  - Approximately $160 million performing loan portfolio (mainly single-family residential mortgages) with a 4.50% average yield
  - Approximately $220 million in securities at average yield of 2.20%
  - Approximately $550 million cash and other assets
- Whitney Bank had the option to purchase (or assume the leases for) 29 branch locations (24 in Louisiana and 5 in Florida); consolidating 25 overlapping branches
- Neither Hancock Holding Company nor Whitney Bank acquired any assets, common stock, preferred stock or debt, or assumed any other obligations, of First NBC Bank Holding Company
- Paid a premium of $35 million to the FDIC
  - Received approximately $655 million in cash for the net liabilities assumed
- CDs not assumed by Whitney are being paid out in full with interest by the FDIC

Hancock Holding Company

 Appendix: EPS Calculation and Non-GAAP Reconciliations  See Note 13 in the most recent 10K for more details on the two-class method for E.P.S. calculation.

 Appendix: Core PPNR Reconciliation

 Appendix: Core Revenue Reconciliation

 Appendix: Purchase Accounting Adjustments Core NII & NIM Reconciliation

 Appendix: Core Revenue

 Revenue Generating Initiatives - Fees  $s in thousands

 Appendix: Operating Expense (excl nonoperating items)

 Appendix: Historical Energy Data  $s in millions

 Appendix: Energy Portfolio Support Services

Appendix: Glossary of Terms

- 1Q17 – First Quarter of 2017
- 2H17 – Second Half of 2017 (3rd and 4th quarters)
- 2Q17 – Second Quarter of 2017
- 3Q17 – Third Quarter of 2017
- 4Q17 – Fourth Quarter of 2017
- 4Q18 – Fourth Quarter of 2018
- AFS – Available for sale securities
- ALLL – Allowance for loan and lease losses
- Annualized – Calculated to reflect a rate based on a full year
- CDI – Core Deposit Intangible
- Core – Excluding purchase accounting items and nonoperating items
- Core NIM – Reported net interest income (TE) excluding total net purchase accounting adjustments, annualized, as a percent of average earning assets
- Core Revenue – Net interest income (TE) plus noninterest income excluding purchase accounting adjustments for both categories
- Current Energy Cycle – Refers to the energy cycle beginning in November of 2014 through the most recent quarter end
- DDA – Noninterest-bearing demands deposit accounts
- E&P – Exploration and Production (Oil & Gas)
- Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.
- EOP – End of period
- EPS – Earnings per share
- FNBC I – Acquired selected assets & liabilities from FNBC (see slide 24)
- FNBC II – Acquired selected assets & liabilities of FNBC from FDIC (see slide 25)
- HTM – Held to maturity securities
- IRR – Interest rate risk
- Linked-quarter – current quarter compared to previous quarter
- Loan Mark – Fair value discount on loans acquired in a business combination
- LPO – Loan production office
- LQA – Linked-quarter annualized
- M&A – Mergers and acquisitions
- NII – Net interest income
- NIM – Net interest margin
- NPA – Nonperforming assets
- O&G – Oil and gas
- Operating – Net income excluding nonoperating items
- ORE – Other real estate
- PAA – Purchase accounting adjustments from business combinations; including loan accretion, offset by any amortization of a bond portfolio premium, amortization of an indemnification asset and amortization of intangibles
- PCI – Purchased credit impaired
- PPNR – Pre-provision net revenue
- RBL – Reserve-based lending
- ROA – Return on average assets
- RR – Risk rating
- SBIC – Small Business Investment Company
- SNC – Shared National Credit
- TCE – Tangible common equity ratio (common shareholders' equity less intangible assets divided by total assets less intangible assets)
- TDR – Troubled Debt Restructuring
- TE – Taxable equivalent (calculated using a federal income tax rate of 35%)
- Y-o-Y – Year over year

Hancock Holding Company